Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases
Note 6. Leases
In August 2016, the Company entered into a lease agreement for office and lab space, which consists of approximately 32,813 square feet of rental space in South San Francisco, California. The office space lease is classified as an operating lease. The initial lease term commenced in May 2017 and ends in April 2025, with rent payments escalating each year. The Company has options to extend the lease for additional years, but the exercise of the option was not reasonably certain. In connection with the lease, the Company maintains a letter of credit for the benefit of the landlord in the amount of $0.4 million, which is recorded as restricted cash in the consolidated balance sheets.
In January 2020, the Company entered into a lease agreement for a term of 18 months commencing June 2020 for approximately 6,478 square feet of office space. This office space lease, which was classified as an operating lease, was amended in September 2021 and expired in June 2022.
The operating lease expense for the years ended December 31, 2022 and 2021 was $1.9 million and $2.0 million.
Aggregate future minimum rental payments under the operating leases as of December 31, 2022, were as follows (in thousands):

Year ending December 31, 2023	$2,596
Year ending December 31, 2024	2,670
Year ending December 31, 2025	891
Total lease payments	6,157
Less: Imputed interest	(555)

Operating lease liabilities	$5,602

The following represents supplemental information related to the Company’s operating facility leases:

	December 31,
	2022	2021
Cash paid for amounts included in the measurement of lease liabilities (in thousands)	$2,743	$2,856
Weighted-average remaining lease term (in years)	2.33	3.25
Weighted-average discount rate	8.48%	8.43%